                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                              CASH ACCOUNT TRUST
                             CASH EQUIVALENT FUND
                             INVESTORS CASH TRUST
                        INVESTORS MUNICIPAL CASH FUND
                   TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                October 26, 1998


Kemper


Important News


                                                    for Kemper Fund Shareholders


While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      Q&A


                             QUESTIONS AND ANSWERS



Q WHAT IS HAPPENING?


A Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.


Q WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?



A As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.


                                                                     KEMPER LOGO

Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?


A We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected by the transaction.

If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.


Q WILL THE INVESTMENT MANAGEMENT FEES INCREASE?


A No, the investment management fee rates paid by your Fund will remain the same.


Q WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?



A In order to save your Fund the expense of a subsequent meeting, a vote is being sought for the modification and elimination of certain policies and the elimination of the shareholder approval requirement as to certain other matters in order to simplify and modernize matters relating to the Fund's policies and objective(s).



Q HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?


A After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).


Q WILL THE FUND PAY FOR THIS PROXY SOLICITATION?


A No, Zurich or its affiliates will bear these costs.


Q WHOM DO I CALL FOR MORE INFORMATION?



A Please call Shareholder Communications Corporation, your Fund's information agent, at (800) 249-3451.


                                            ABOUT THE PROXY CARD

                         PROXY CARD SAMPLE

                         Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.



 Please vote all issues shown on each proxy card that you receive.



 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1, mark--For, Against or Abstain. On Item 2, mark--For All Applicable Proposals Except As Noted Below, Against All or Abstain All. If you wish to vote against a particular proposal in Item 2, you should mark the For All Applicable Proposals Except As Noted Below box and print the proposal number on the line provided. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.



 We appreciate your continuing support and look forward to serving your future investment needs.


 THANK YOU FOR MAILING YOUR


 PROXY CARD PROMPTLY!

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                           222 South Riverside Plaza
                            Chicago, Illinois 60606


                                                                October 26, 1998


Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the majority owner of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase and the investment objectives of your Fund will remain the same.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meetings. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETINGS FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.


     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Daniel Pierce

Daniel Pierce


Chairman




WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Kemper Trust listed above (each a "Trust," collectively, the "Trusts"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with TECMF, which does not have any series, the "Funds"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998, at 11:00 a.m., Eastern time, for the following purposes:


     PROPOSAL 1:    To approve a new investment management agreement for each
                    Fund with Scudder Kemper Investments, Inc.; and

     PROPOSAL 2:    To modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters.


     The appointed proxies will vote in their discretion on any other business as may properly come before a Special Meeting or any adjournments thereof.


     Holders of record of shares of each Fund at the close of business on September 22, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                             By Order of the Boards of Trustees,

                                                           /s/ Philip J. Collora
                                                               Philip J. Collora
                                                                       Secretary


October 26, 1998


IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                         INVESTORS MUNICIPAL CASH FUND
                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the Kemper Trusts listed above (each a "Trust," collectively, the "Trusts") for use at the Special Meeting of Shareholders of each Trust, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with TECMF, which does not have any series, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 17, 1998 at 11:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").


     In the descriptions of the Proposals below, the Trusts and Funds are referred to by the acronyms listed in Appendix 1. The word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a Trust, although all actions are actually taken by the respective Trust on behalf of the applicable series.


     This Proxy Statement, the Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about October 27, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.


     The presence at any shareholders' meeting, in person or by proxy, of the holders of 30% of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

     Appendix 4 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees of the relevant Board.


     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-621-1048 or writing the Fund, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606.

                               TABLE OF PROPOSALS


                                                                      PAGE
                                                                      ----
Proposal 1:  Approval of a New Investment Management Agreement for
             each Fund with Scudder Kemper Investments, Inc.
             All Funds............................................      6
Proposal 2:  Approval of the Modification or Elimination of
             Certain Policies and the Elimination of the
             Shareholder Approval Requirement as to Certain Other
             Matters
             ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO
             AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES
             2.0   Investment Objectives
                   All Funds......................................     23
             2.1   Investment Policies
                   CAT Funds, CEF Funds, ICT Funds................     23
             REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940
             ACT
             2.2   Diversification
                   (a)  CAT Funds, CEF Funds, TECMF, ICT..........     24
                   (b)  IMCF Funds................................     24
             2.3   Borrowing
                   All Funds......................................     25
             2.4   Senior Securities
                   All Funds......................................     25
             2.5   Concentration
                   (a)  All Funds (except for CAT-MMP)............     26
                   (b)  CAT-MMP...................................     26
             2.6   Underwriting of Securities
                   All Funds......................................     26
             2.7   Investment in Real Estate
                   All Funds......................................     27
             2.8   Purchase of Commodities
                   All Funds......................................     27
             2.9   Lending
                   All Funds......................................     27
             ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO
             CHANGE OTHER FUNDAMENTAL POLICIES
             2.10  Margin Purchases and Short Sales
                   All Funds......................................     28

                                                                      PAGE
                                                                      ----
             2.11  Purchase of Securities of Related Issuers
                   CAT Funds, CEF Funds, TECMF, TNYMF.............     29
             2.12  Pledging of Assets
                   CEF-TEP, TECMF.................................     29
             2.13  Restricted and Illiquid Securities
                   CEF Funds, TECMF...............................     29
             2.14  Purchases of Securities
                   CAT-MMP, CAT-GSP, CEF-MMP, CEF-GSP.............     30
             2.15  Purchases of Puts and Calls
                   CAT Funds, CEF Funds, TNYMF, TECMF.............     30
             2.16  Investment for the Purpose of Exercising
                   Control or Management
                   CAT Funds, CEF Funds, TNYMF, TECMF.............     30
             2.17  Investment in Mineral Exploration
                   CAT Funds, CEF Funds, TNYMF, TECMF.............     30
             2.18  Investment in Issuers With Short Histories
                   CEF Funds, TECMF...............................     31
             2.19  Investment in other Investment Companies
                   CEF Funds, TECMF...............................     31
             2.20  Investment in non-U.S. Government Securities
                   ICT Funds......................................     31
             2.21  Investment other than in Accordance With
                   Objectives and Policies
                   CEF Funds, TECMF...............................     31
             2.22  Investment in Municipal Securities
                   TECMF..........................................     32

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


     Scudder Kemper acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper, which is also described below, was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this Proxy Statement as the "Investment Manager.")


     The information set forth in this Proxy Statement and the accompanying materials concerning the Transaction, Scudder Kemper, Zurich, B.A.T and their respective affiliates has been provided to the Funds by Scudder Kemper based upon information that Scudder Kemper received from Zurich and its affiliates.

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Kemper. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., 22 Arlington Street, London, England SW1A 1RW, United Kingdom, which held B.A.T's financial services businesses.


     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. These transactions were completed on September 7, 1998. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                                  [FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.


     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; Eagle Star Reinsurance Company Ltd., UK ("Eagle Star") (which Zurich Financial Services has agreed to sell to GE Capital); Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.


     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in Scudder Kemper (which are discussed below under "Investment Manager") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting Scudder Kemper without the approval of Scudder Kemper directors elected by the non-Zurich shareholders of Scudder Kemper.


     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and is now being proposed for approval by shareholders of each Fund. Scudder Kemper has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction, which occurred on September 7, 1998 (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. Pursuant to the exemptive order, each Fund's investment management fees are being held in escrow until the earlier of shareholder approval of the Fund's New Investment Management Agreement or the expiration of the 150 day period. A copy of the master form of New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. In addition, the portfolio managers for each Fund will not change as a result of the Transaction. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.


BOARD'S RECOMMENDATION


     On July 21, 1998, the Board of each Trust met and the Board members of each Trust, including the Board members who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.


     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     Each Board met on July 21, 1998 to consider the Transaction and its effects on the Funds. Each Board met with senior management personnel of Scudder Kemper. Each Board had the assistance of legal counsel, who prepared among other things, an analysis of the Board's fiduciary obligations. As a result of its review and consideration of the Transaction and the proposed new investment management agreement, each Board voted unanimously to approve the applicable New Investment Management Agreement and to recommend it to the shareholders of the respective Fund for their approval.

     In connection with its review, Scudder Kemper represented to each Board that: the Transaction will have no effect on the operational management of any Fund; the Transaction will not result in any change in the management or operations of Scudder Kemper; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of any Investment Management Agreement as a result of the Transaction; the Transaction will not adversely affect Scudder Kemper's financial condition; and the Transaction should expand Scudder Kemper's global asset management capabilities and enhance Scudder Kemper's research capabilities, particularly with respect to the United Kingdom and Europe.

     In connection with its deliberations, each Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate the New Investment Management and other agreements.

     - Zurich looks upon Scudder Kemper as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to Scudder Kemper and its affairs all attention and resources that are necessary to provide for the Funds top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in any Fund's investment objectives or policies.

     - The Transaction will not result in any change in the management or operations of Scudder Kemper or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of any Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to any Fund which has the potential to have a material adverse effect upon the Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by Scudder Kemper and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance Scudder Kemper's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for Scudder Kemper to maintain overall compensation policies and practices at market levels or better.


     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of funds, while maintaining their separate brand identity.


     - Zurich will promptly advise the Boards of decisions materially affecting the Scudder Kemper organization as they relate to a Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the applicable Board's prior consideration.


     Zurich assured the Boards that it intends to comply with Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Boards that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Funds as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Non-Interested Board members.

     The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund. (See "Corporate Governance" in the "Introduction" above.)

     In evaluating the New Investment Management Agreements, each Board took into account that the fees and expenses payable by each Fund under its New Investment Management Agreement are the same as under its Former Investment Management Agreement, that the services provided to each Fund are the same and that the other terms are, except for the dates of execution and termination, substantially similar. The Boards also took into consideration that the portfolio managers and research personnel would continue their functions with Scudder Kemper after the Transaction. The Boards noted that, in previously approving the Former Investment Management Agreements, the Boards had considered a number of factors, including the nature and quality of services provided by Scudder Kemper; investment performance, both that of each Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of each Fund and competitive investment companies; Scudder Kemper's profitability from managing each Fund; fall-out benefits to Scudder Kemper from its relationship to each Fund, including revenues derived from services provided to the Fund by affiliates of Scudder Kemper; and the potential benefits to Scudder Kemper and to each Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

     The Boards discussed the Transaction with the senior management of Scudder Kemper and Zurich and among themselves. The Boards considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to Scudder Kemper as are necessary to provide the Funds with top quality services.

     As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at their meetings the Boards of each Trust voted to approve the New Investment Management Agreements and to recommend their approval to the shareholders of each Fund.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Management Agreements are substantially identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.


     Each Investment Management Agreement applicable to each Fund, other than TECMF and CEF-TEP, also applies to the other Funds in the same Trust, except that CEF-TEP is not included in the Investment Management Agreements applicable to CEF-MMP and CEF-GSP. The Investment Management Agreements applicable to each of TECMF and CEF-TEP respectively apply to each of those Funds individually. The Investment Management Agreements applicable to each Fund other than TECMF and CEF-TEP each provides that if the applicable Trust establishes any additional series with respect to which it desires to retain the Investment Manager's services under the particular Investment Management Agreement, the Trust must so notify the Investment Manager in writing; the particular Investment Management Agreement will become applicable to the new series as soon as the Investment Manager has notified the Trust in writing that it is willing to render services under the Investment Management Agreement to the new series.


     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board.

     Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-Interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Invest-ment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.


     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 5 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 5 hereto. The investment management fee for each Fund, other than TECMF and CEF-TEP, and the expense limitation for each of CEF-MMP and CEF-GSP (described below) are computed based on combined average daily net assets of all Funds (except for CEF-TEP, in the case of CEF) of each applicable Trust. These are allocated among the Funds (except for CEF-TEP, in the case of CEF) in that Trust based upon the relative net assets of each such Fund. The investment management fee for each of TECMF and CEF-TEP is computed based upon the average daily net assets of TECMF and CEF-TEP individually, respectively.



     The Investment Management Agreements applicable to the Funds in CEF each provides that the Investment Manager will reimburse the applicable Fund should expenses of the Fund exceed on an annual basis: for CEF-MMP and CEF-GSP, in the aggregate, .90% of the first $500 million; .80% of the next $500 million; or
 .75% of the next $1 billion and .70% thereafter; and, for CEF-TEP, 1.5% of the first $30 million of average daily net assets and 1% thereafter. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees.


     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. Each Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund as of the date set forth in the table in Appendix 6 hereto. Also shown in Appendix 6 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund, which is currently in effect, is dated the date of the consummation of the Transaction, which occurred on September 7, 1998. Each New Investment Management Agreement was to be in effect for an initial term ending on December 1, 1998 and to be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-Interested Trustees, cast in person at a meeting called for such purpose. At meetings held on September 18, 1998, the Board of each Fund, including a majority of the Non-Interested Trustees, approved the continuance of each New Investment Management Agreement through September 30, 1999. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination.

INVESTMENT MANAGER


     Scudder Kemper, an indirect subsidiary of Zurich which resulted from the combination of the businesses of Scudder and Kemper in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office (and the home offices of Zurich Financial Services and Zurich Allied AG) is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.


     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director, and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder(+) is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith,


------------------------------


* Mythenquai 2, Zurich, Switzerland


(#) 345 Park Avenue, New York, New York


(+) 1400 American Lane, Schaumburg, Illinois

Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich Financial Services. Appendix 7 includes information regarding each Trustee and officer of each Trust who is associated with Scudder Kemper.


     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee of each Trust, sold 85.4% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.


     Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSC"), an affiliate of Scudder Kemper, serves as Shareholder Service Agent of each Fund for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSC, annual account fees plus account set up, maintenance, transaction and out-of-pocket expense reimbursement.
Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Currently, SFAC receives no fee for its services to each Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from the Funds. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a subsidiary of Scudder Kemper, provides information and administrative services for shareholders of each Fund. KDI is also the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. For the shares of each Fund other than those in ICT, KDI receives a Rule 12b-1 distribution fee of 0.60% for each of CAT-MMP and CAT-GSP; 0.50% for CAT-TEP and for each Fund in IMCF; .38% for each of CEF-MMP and CEF-GSP; and
 .33% for each of CEF-TEP and TECMF of the average daily net assets of such Fund. The table provided in Appendix 8 sets forth for each Fund the respective fees paid to KSC (fees received from each Fund by IFTC and remitted to KSC), SFAC and KDI (including administration fees and Rule 12b-1 fees) during the last fiscal year of each Fund. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices. No Fund paid any brokerage commissions during its most recently completed fiscal year.


     KSC, SFAC and KDI will continue to provide transfer agency, fund accounting and underwriting, administrative and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS


     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper may consider sales of shares of the Funds and of other Kemper funds. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.


    THE BOARD MEMBERS OF EACH TRUST RECOMMEND THAT THE SHAREHOLDERS OF EACH

                     FUND VOTE IN FAVOR OF THIS PROPOSAL 1.


           PROPOSAL 2: APPROVAL OF THE MODIFICATION OR ELIMINATION OF
            CERTAIN POLICIES AND THE ELIMINATION OF THE SHAREHOLDER
                APPROVAL REQUIREMENT AS TO CERTAIN OTHER MATTERS

     The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Boards that some of the Funds' fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of each Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders. The Proposal is described in more detail below.

     This Proposal is sub-divided into the following three sections:

     (1) Elimination of Shareholder Approval Requirement to Amend Investment Objectives and Investment Policies. Certain of the Funds listed below currently require shareholder approval to amend "investment objectives and policies." The first section of this Proposal seeks shareholder approval of the elimination of the shareholder approval requirement for amending (a) "investment objectives," and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder approval requirement for amending the investment objective (or objectives) of a Fund is intended to enhance the Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is not possible to determine precisely which policies are fundamental on the basis of the language in the Funds' Prospectuses and Statements of Additional Information, thus creating uncertainty and restricting the Funds' investment flexibility and their ability to respond to changing regulatory and industry conditions.

     (2) Revision of Fundamental Policies Mandated by the 1940 Act. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Funds' Boards with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Funds' policies.

     (3) Elimination of Shareholder Approval Requirement to Change Other Fundamental Policies. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Boards of the Funds anticipate adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Boards the elimination of several of them as being inappropriate or unnecessary under current conditions.

     Each proposed policy is identified in bold-type below together with a list of Funds whose shareholders' vote is required.

     Each Fund's current fundamental policies are set forth in Exhibit C. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by a Board, will be reflected in each Fund's Prospectus and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval. Except as specifically indicated below, the Board of each Fund does not presently intend to change the investment objectives or the investment policies of that Fund.

     Approval of each item of this Proposal with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current policy or approval requirement will remain in effect.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

Investment Objectives

PROPOSAL 2.0: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE INVESTMENT OBJECTIVE(S) OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

This proposal applies to all Funds.

     Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen each Fund's ability to respond to changing circumstances. The Board of each Fund does not presently intend to modify any investment objective, and would disclose any changes to applicable shareholders by amending the particular Fund's Prospectus and Statement of Additional Information.

Investment Policies

PROPOSAL 2.1: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE "INVESTMENT POLICIES" OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROXY STATEMENT.

This proposal applies to the CAT Funds, the CEF Funds, and the ICT Funds.

     This proposal is intended to provide the Funds with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder approval requirement for amending "investment policies" which are not specifically identified as fundamental. The Funds' Prospectuses currently contain a statement that characterizes the "investment policies" of a Fund as fundamental. Management believes that this current statement is overbroad and, therefore, creates difficulty for portfolio managers in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statement also unnecessarily restricts a Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of a Fund to modify its investment policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Fund's investment objective and its clearly-identified fundamental policies.

REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT

Diversification

PROPOSAL 2.2(A): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

This proposal applies to the CAT Funds, the CEF Funds, TECMF, and ICT.

     Each Fund is currently classified as a diversified open-end investment company, or as a diversified series of an open-end investment company. Under the 1940 Act, a "diversified" Fund may not, with respect to 75% of the value of its total assets, invest more that 5% of the value of its total assets in securities issued by any one issuer or purchase more that 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently, each Fund also has adopted additional diversification policies. Under their current diversification policies, each of the CAT Funds and the CEF Funds may not invest more than 5% of its assets in the securities of any one issuer. CAT-MMP, CAT-GSP, CEF-MMP and CEF-GSP also contain separate policies prohibiting the purchase of more than 10% of the securities of any one issuer. TECMF is currently restricted, with respect to 75% of its total assets, from investing more than 5% of its total assets in the securities of a single issuer. All policies contain an exception for U.S. Government securities. Accordingly, the elimination of the additional diversification policies for a Fund means that the Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the additional diversification policies that apply to 75% of the value of a Fund's total assets will not represent a substantive change to that Fund's diversification requirements. However, the elimination of the additional diversification policies that apply to 100% of the value of a Fund's total assets will cause that Fund to have less restrictive diversification requirements.


PROPOSAL 2.2(B): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL REMAIN A "NON-DIVERSIFIED" FUND UNDER THE 1940 ACT BUT WILL ELIMINATE AS FUNDAMENTAL THE CURRENT DIVERSIFICATION POLICIES.


This proposal applies to the IMCF Funds.

     Each Fund has elected to be classified as a non-diversified series of an open-end investment company. Consequently, the Funds have no diversification requirements under the 1940 Act. However, the Funds currently have diversification policies that restrict each Fund, with respect to 50% of the value of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer, and with respect to the other 50% of its total assets, from investing more than 25% of the value of its total assets in the securities of any one issuer. Except for TNYMF, the policies of the Funds contain an exception for investments in a master fund within a master/feeder fund structure. These diversification policies reflect the requirements of the Internal

Revenue Code of 1986, as amended, for a fund to qualify for the favorable tax status as a "regulated investment company." Whether or not this proposal is approved by shareholders, all Funds intend to continue to meet these requirements.

Borrowing

PROPOSAL 2.3: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case each Fund may borrow up to one-third of the value of its total assets. Additionally, the ICT Funds and the IMCF Funds are restricted from borrowing for leverage or from making investments while borrowings are outstanding, and the CAT Funds, CEF-MMP and CEF-GSP may not borrow for leverage purposes. TECMF and CEF-TEP may not purchase securities or make investments while borrowings are outstanding.

     The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Boards have no current intention of authorizing any of these practices. If a Board authorized a Fund to borrow for leverage, such borrowings would increase the Fund's volatility and the risk of loss in a declining market.

Senior Securities

PROPOSAL 2.4: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

     The proposed policy rewords the current policy without making any material changes.

Concentration

PROPOSAL 2.5(A): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds (except for CAT-MMP; see Proposal 2.5(b) below).

     While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in the same industry. For each of the Funds, there are certain exceptions for U.S. Government securities, state securities, certain bank investments, and/or for investment in a master fund within a master/feeder fund structure. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of a Fund.


PROPOSAL 2.5(B): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE FUND, THE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME, EXCEPT THAT THE FUND INTENDS TO INVEST MORE THAN 25% OF ITS NET ASSETS IN INSTRUMENTS ISSUED BY BANKS.


This proposal applies to CAT-MMP.

     The Fund currently concentrates more than 25% of its net assets in instruments issued by banks. The proposed policy is not materially different from the current policy.

Underwriting of Securities

PROPOSAL 2.6: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY

OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

This proposal applies to all Funds.

     The proposed underwriting policy has been reworded without making any material changes.

Investment In Real Estate

PROPOSAL 2.7: IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

This proposal applies to all Funds.

     The proposed real estate policy rewords the current policies for all Funds, except for the ICT Funds, without making any material changes. The ICT Funds invest only in U.S. Government obligations and do not currently contain a separate policy prohibiting investments in real estate. The policies of the CAT Funds and the IMCF Funds currently also prohibit investment in real estate limited partnerships. Management intends to recommend to the Boards of these Funds the adoption of each of the foregoing policies as non-fundamental policies.

Purchase of Commodities

PROPOSAL 2.8: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

This proposal applies to all Funds.

     The proposed policy rewords the current policy for each Fund without making any material changes.

Lending

PROPOSAL 2.9: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

     Each Fund's current lending policy prohibits making loans to others, except for purchase of debt obligations or repurchase agreements in accordance with investment objectives and policies. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's particular circumstances.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES

     Certain of the policies listed below (Margin Purchases and Short Sales, Purchase of Securities of Related Issuers, Pledging of Assets, Restricted and Illiquid Securities, Purchases of Securities, Investment in Issuers with Short Histories and Investment in other Investment Companies) were initially adopted by the Funds due to state securities regulatory policies that are no longer in effect. Others reflected industry conditions at the time. Management believes that each of these policies should be eliminated as a fundamental policy in the interest of simplicity and flexibility. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.


     Management believes that adoption of these proposals will have no substantive effect on the way the Funds are currently managed because many of the practices to which the proposals described below relate are generally inconsistent with the operation of money market funds.


Margin Purchases and Short Sales

PROPOSAL 2.10: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

This proposal applies to all Funds.

     Each Fund is currently prohibited from making either margin purchases or short sales, except to obtain short-term credits necessary for clearance of transactions. If elimination of this restriction is approved by shareholders, each Fund's potential use of margin transactions beyond the clearance of transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transac-tions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit a Fund to borrow money only as permitted by applicable law.

Purchase of Securities of Related Issuers

PROPOSAL 2.11: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF SECURITIES OF RELATED ISSUERS.

This proposal applies to the CAT Funds, the CEF Funds, TECMF, and TNYMF.

     The current policy of each Fund prohibits the purchase of securities of issuers any of whose officers, directors, trustees or security holders is an officer, trustee or director of the Fund or an officer, director, trustee or security holder of Scudder Kemper if one or more of such individuals owns more than 1/2 of one percent of the shares or securities of such issuer and own collectively more than 5% of the shares or securities of such issuer. Transactions between each Fund and an affiliated person of a Fund are currently regulated under the 1940 Act.

Pledging of Assets

PROPOSAL 2.12: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PLEDGING OF ASSETS.

This proposal applies to CEF-TEP and TECMF.

     Each Fund is currently prohibited from pledging, mortgaging or hypothecating assets in an amount exceeding 10% of the Fund's assets. Each Fund may only pledge securities in order to secure borrowings.

Restricted and Illiquid Securities
------------------------------------


PROPOSAL 2.13: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF RESTRICTED AND ILLIQUID SECURITIES.


This proposal applies to the CEF Funds and TECMF.

     CEF Funds are currently prohibited from entering into repurchase agreements if, as a result, more than 10% of each Fund's total assets would be invested in repurchase agreements maturing in more than seven days. TECMF is prohibited from investing more than 10% of its total assets in illiquid securities. The CEF Funds are each prohibited from investing more than 5% of its total assets in securities restricted as to disposition under the federal securities laws. Under the 1940 Act and applicable interpretations of the SEC, each Fund is currently prohibited from investing more than 15% of its net assets in illiquid securities, including restricted securities which are deemed to be illiquid.

Purchases of Securities
-------------------------

PROPOSAL 2.14: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF A SPECIFIED PERCENTAGE OF AN ISSUER'S SECURITIES.

This proposal applies to CAT-MMP, CAT-GSP, CEF-MMP, and CEF-GSP.


     Each Fund is currently prohibited with respect to 100% of its assets from purchasing more than 10% of the securities of a single issuer. Additionally, each Fund is a "diversified" fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.


Purchases of Puts and Calls
-------------------------------

PROPOSAL 2.15: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF PUTS AND CALLS.

This proposal applies to the CAT Funds, the CEF Funds, TNYMF, and TECMF.

     The Funds are currently prohibited from or limited in writing, purchasing or selling puts and calls. The policies of CAT-TEP, CEF-TEP, TNYMF and TECMF contain exceptions for purchases of municipal securities. CAT-MMP, CAT-GSP, CEF-MMP and CEF-GSP contain absolute prohibitions on such transactions.

Investment for the Purpose of Exercising Control or Management
--------------------------------------------------------------------------

PROPOSAL 2.16: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

This proposal applies to the CAT Funds, the CEF Funds, TNYMF, and TECMF.

     The Funds are currently prohibited from investing for the purpose of exercising control or management of another issuer. The Funds do not intend to invest for this purpose.

Investment in Mineral Exploration
--------------------------------------

PROPOSAL 2.17: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN MINERAL EXPLORATION PROGRAMS.

This proposal applies to the CAT Funds, the CEF Funds, TNYMF, and TECMF.

     The Funds are currently prohibited from investing in oil, gas or other mineral exploration or development programs, although they may invest in the securities of issuers which invest in or sponsor such programs.

Investment in Issuers With Short Histories
-----------------------------------------------

PROPOSAL 2.18: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN ISSUERS WITH SHORT HISTORIES.

This proposal applies to the CEF Funds and TECMF.


     Each Fund is currently prohibited from investing more than 5% of its total assets in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation.


Investment in other Investment Companies

PROPOSAL 2.19: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES.

This proposal applies to the CEF Funds and TECMF.

     The Funds are currently prohibited from purchasing securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. The 1940 Act limits a fund's ability to invest in other investment companies.

Investment in non-U.S. Government Securities


PROPOSAL 2.20: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN NON-U.S. GOVERNMENT SECURITIES, EXCEPT THAT A FUND WILL NOT INVEST SUBSTANTIALLY ALL OF ITS ASSETS IN A "MASTER" INVESTMENT COMPANY WITHOUT THE APPROVAL OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE 1940 ACT.


This proposal applies to the ICT Funds.


     The Funds are currently prohibited from purchasing securities other than obligations issued or, in the case of ICT-GSP, issued or guaranteed by the U.S. Government, and repurchase agreements of such obligations. Although each Fund intends to continue to invest in U.S. Government securities pursuant to the current requirement, management believes that this policy should be subject to Board discretion as a non-fundamental policy. However, if a Fund implements a master/feeder fund structure, shareholder approval will be required, as is currently the case.


Investment other than in Accordance with Objectives and Policies

PROPOSAL 2.21: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT OTHER THAN IN ACCORDANCE WITH ITS OBJECTIVES AND POLICIES.

This proposal applies to the CEF Funds and TECMF.

     The Funds are currently prohibited from purchasing securities or making investments other than in accordance with their respective investment objectives and policies. Management believes that this policy is not meaningful.

Investment in Municipal Securities

PROPOSAL 2.22: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF THE FUND, THE FUND WILL NOT HAVE A FUNDAMENTAL POLICY REGARDING INVESTMENT IN MUNICIPAL SECURITIES.

This proposal applies to TECMF.

     The Fund currently contains a fundamental policy defining the quality of municipal securities that the Fund may invest in and a fundamental policy that requires the Fund to invest at least 65% of its total assets in California municipal securities. Although the Fund intends to continue to invest in municipal securities pursuant to such current requirements, management believes that these policies should be subject to Board discretion as non-fundamental policies.


               THE BOARD MEMBERS OF EACH TRUST RECOMMEND THAT THE

          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL


     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.



     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-249-3451. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING


     No Board member is aware of any matters that will be presented for action at a Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,

/s/ Philip J. Collora
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT


     [Underscored items in brackets apply to the New Investment Management


Agreements applicable to all Funds of CAT, all Funds of ICT, all Funds of IMCF,
                             CEF-MMP and CEF-GSP.]



   [BOLD AND UNDERSCORED ITEMS IN BRACKETS APPLY TO TECMF AND CEF-TEP ONLY.]


                        INVESTMENT MANAGEMENT AGREEMENT

                                [NAME OF TRUST]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                         [NAME OF PORTFOLIO[s], IF ANY]

Ladies and Gentlemen:

     [NAME OF TRUST] (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest (the "Shares"), in separate series, or funds. The Board of Trustees has authorized the [Name of series, if any] [each a "Fund" and collectively, the "Funds"][THE "FUND"]. Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund[s], has selected you to act as the investment manager of the Fund[s] and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. [In the event the Trust establishes one or more additional series with respect to which it desires to retain you to render the services described hereunder, it shall notify you in writing. If you are willing to render such services, you shall notify the Trust in writing, whereupon such series shall become a Fund hereunder.] Accordingly, the Trust on behalf of the Fund[s] agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of [each][THE] Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to each Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund[s]:

             (a) The Declaration, as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of [each][THE] Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund[s], as applicable.

          The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund[s], you shall provide continuing investment management of the assets of the Fund[s] in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund[s] shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund[s] in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund[s']['S] investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regula-tory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by [each][THE] Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of [each][THE] Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of [each][THE] Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund[s] such office space and facilities in the United States as the Fund[s] may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund[s] necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund[s']['S] transfer agent; assisting in the preparation and filing of [each][THE] Fund[s']['S] federal, state and local tax returns; preparing and filing [each][THE] Fund[s']['S] federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of [each][THE] Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund[s] all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund[s']['S] custodian or other agents of the Fund[s]; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund[s']['S] operations and consulting with the Fund[s']['S] independent accountants, legal counsel and the Fund[s']['S] other agents as necessary in connection therewith; establishing and monitoring [each][THE] Fund[s']['S] operating expense budgets; reviewing [each][THE] Fund[s']['S] bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund[s] in determining the amount of dividends and distributions available to be paid by [each][THE] Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund[s']['S] business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund[s] or any other person not a party to this Agreement which is obligated to provide services to the Fund[s].

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including [each][THE] Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund[s], the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of the Fund[s] other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund[s']['S] Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of [each][THE] Fund: organization expenses of [each][THE] Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund[s']['S] custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund[s] in connection with membership in investment company trade organizations; fees and expenses of the Fund[s']['S] accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by [each][THE] Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of [each][THE] Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of [each][THE] Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund[s]; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of [each][THE] Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of a Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of [a][THE] Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of a Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that a Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.


          5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund[s] shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) _ % of the [combined] average daily net assets as defined below of the Fund[s] for such month; over (b) GFOR FUNDS OF CEF
     ONLY: the greater of (i) the amount by which the Funds'/Fund's expense exceed _ or (ii)H any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund[s] and unpaid.

          The "average daily net assets" of a Fund shall mean the average of the values placed on [a][THE] Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of a Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if a Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of a Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of such Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If [a][THE] Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.


          GFOR FUNDS OF CEF ONLY: You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund[s], shall cause the aggregate expenses of the Fund[s] to exceed on an annual basis _ . Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund[s] the amount of any payment received in excess of the limitation pursuant to this section 5 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund[s] an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 5, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.H


          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund[s']['S] expenses, as if such waiver or limitation were fully set forth herein.

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund[s], neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for [each][THE] Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of a Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of such Fund.

          Your services to the Fund[s] pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever a Fund and one or more other accounts or investment companies advised by you have available Fund[s] for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund[s] recognize[s] that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund[s].

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund[s] or [their][ITS] shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.


          8. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter [with respect to each Fund], but only so long as such continuance is specifically approved [for each Fund] at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and
     (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of [such][THE] Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of [such][THE] Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

          This Agreement may be terminated with respect to [a][THE] Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of [such][THE] Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940S Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Name of Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of a Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of [each][THE] Fund pursuant to this Agreement shall be limited in all cases to [each][THE] Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of a Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of [each][THE] Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

          This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause [a][THE] Fund to fail to comply with the requirements of Subchapter M of the Code.

          This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund[s].

          If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [NAME OF TRUST], on behalf of
                                [Name of Series, if any]

                                By:
                    ------------------------------------------------------------
                                    Vice President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                    ------------------------------------------------------------
                                    President

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                SCUDDER FUNDS(+)


             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
MONEY MARKET FUNDS
 Government Money Market        High level of current income    0.250% of net assets++    $   83,870,139
   Series                       consistent with preservation
                                of capital and liquidity.
 Money Market Series            High level of current income    0.250% of net assets++    $1,041,528,715
                                consistent with preservation
                                of capital and liquidity.
 Scudder Cash Investment Trust  Stability of capital while      0.500% to $250 million    $1,182,012,567
                                maintaining liquidity of        0.450% next $250 million
                                capital and providing current   0.400% next $500 million
                                income.                         0.350% thereafter++
 Scudder U.S. Treasury Money    Safety, liquidity, and          0.500% of net assets++    $  388,528,203
   Fund                         stability of capital and,
                                consistent therewith, current
                                income.
TAX FREE MONEY MARKET FUNDS
 Scudder California Tax Free    Stability of capital and the    0.500% of net assets      $      218,236
   Money Fund                   maintenance of a constant net
                                asset value of $1.00 per share
                                while providing California
                                taxpayers income exempt from
                                both California personal and
                                regular federal income tax.
 Scudder New York Tax Free      Stability of capital while      0.500% of net assets++    $   92,514,040
   Money Fund                   providing New York taxpayers
                                income exempt from New York
                                state and New York City
                                personal income taxes and
                                regular federal income tax.
 Scudder Tax Free Money Fund    Income exempt from regular      0.500% to $500 million    $  283,055,833
                                federal income tax and          0.480% thereafter++
                                stability of principal through
                                investments in municipal
                                securities.
 Tax Free Money Market Series   High level of current income    0.250% of net assets++    $  270,225,034
                                exempt from federal income
                                tax, consistent with
                                preservation of capital and
                                liquidity.
INSURANCE PRODUCTS
 Scudder Variable Life          Stability of capital and        0.370% of net assets      $  102,576,377
   Investment Fund Money        current income from a
   Market Portfolio             portfolio of money market
                                instruments.

             FUND                         OBJECTIVE                     FEE RATE            NET ASSETS
             ----                         ---------                     --------            ----------
AARP FUNDS
 AARP High Quality Money Fund   Current income consistent with  0.350% to $2 billion      $  471,310,867
                                maintaining stability and       0.330% next $2 billion
                                safety of principal and a       0.300% next $2 billion
                                constant net asset value of     0.280% next $2 billion
                                $1.00 per share while offering  0.260% next $3 billion
                                liquidity, through investment   0.250% next $3 billion
                                in high quality securities.     0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.100% of net assets
 AARP High Quality Tax Free     Current income free from        0.350% to $2 billion      $  102,613,893
   Money Fund                   federal income taxes            0.330% next $2 billion
                                consistent with maintaining     0.300% next $2 billion
                                stability and safety of         0.280% next $2 billion
                                principal and a constant net    0.260% next $3 billion
                                asset value of $1.00 per share  0.250% next $3 billion
                                while offering liquidity,       0.240% thereafter
                                through investment in           INDIVIDUAL FUND FEE
                                high-quality municipal          0.100% of net assets
                                securities.


------------------------------

  + The information provided below is shown as of the end of each Fund's last fiscal year.


 ++ Subject to waivers and/or expense limitations.

                                KEMPER FUNDS(+)



         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
ANNUITY PRODUCTS
 Kemper Money Market           Maximum current income to the  0.500% of net assets      $  100,143,000
   Portfolio                   extent consistent with
                               stability of principal from a
                               portfolio of high quality
                               money market instruments.
MONEY MARKET FUNDS
 Government Securities         Maximum current income to the  0.220% to $500 million    $  804,565,000
   Portfolio (Cash Account     extent consistent with         0.200% next $500 million
   Trust)                      stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(1)**
 Government Securities         Maximum current income to the  0.220% to $500 million    $  391,861,000
   Portfolio (Cash Equivalent  extent consistent with         0.200% next $500 million
   Fund)                       stability of capital from a    0.175% next $1 billion
                               portfolio of U.S. Government   0.160% next $1 billion
                               obligations.                   0.150% thereafter(3)
 Government Securities         Maximum current income to the  0.150% of net             $  312,194,000
   Portfolio (Investors Cash   extent consistent with         assets(4)**
   Trust)                      stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Investors Florida Municipal   Maximum current income exempt  0.220% to $500 million    $    7,611,000
   Cash Fund                   from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital.          0.160% next $1 billion
                                                              0.150% thereafter(2)**
 Investors Michigan Municipal  Maximum current income exempt  0.220% to $500 million               N/A*
   Cash Fund                   from federal and Michigan      0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital                        0.150% thereafter
 Investors New Jersey          Maximum current income exempt  0.220% to $500 million    $    4,665,000
   Municipal Cash Fund         from federal and New Jersey    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(2)**
 Investors Pennsylvania        Maximum current income exempt  0.220% to $500 million    $    3,195,000
   Municipal Cash Fund         from federal and Pennsylvania  0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter(2)**
 Kemper Cash Reserves Fund     Maximum current income to the  0.400% to $250 million    $  339,655,000
                               extent consistent with         0.380% next $750 million
                               stability of principal from a  0.350% next $1.5 billion
                               portfolio of high quality      0.320% next $2.5 billion
                               money market instruments.      0.300% next $2.5 billion
                                                              0.280% next $2.5 billion
                                                              0.260% next $2.5 billion
                                                              0.250% thereafter

         TRUST/FUND                      OBJECTIVE                    FEE RATE            NET ASSETS
         ----------                      ---------                    --------            ----------
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $1,995,057,000
   Account Trust)              extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(1)**
                               obligations.
 Money Market Portfolio (Cash  Maximum current income to the  0.220% to $500 million    $  851,592,000
   Equivalent Fund)            extent consistent with         0.200% next $500 million
                               stability of capital from a    0.175% next $1 billion
                               portfolio primarily of         0.160% next $1 billion
                               commercial paper and bank      0.150% thereafter(3)
                               obligations.
 Tax-Exempt Portfolio (Cash    Maximum current income exempt  0.220% to $500 million    $  368,141,000
   Account Trust)              from federal income taxes to   0.200% next $500 million
                               the extent consistent with     0.175% next $1 billion
                               stability of capital from a    0.160% next $1 billion
                               portfolio of municipal         0.150% thereafter(1)**
                               securities.
 Tax-Exempt Portfolio (Cash    Maximum current income that    0.220% to $500 million    $  333,427,000
   Equivalent Fund)            is exempt from federal income  0.200% next $500 million
                               taxes to the extent            0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital from a portfolio of    0.150% thereafter
                               municipal securities.
 Treasury Portfolio            Maximum current income to the  0.150% of net             $   74,290,000
   (Investors Cash Trust)      extent consistent with         assets(4)**
                               stability of capital by
                               investing in U.S. Government
                               obligations and repurchase
                               agreements.
 Tax-Exempt New York Money     Maximum current income exempt  0.220% to $500 million    $  104,198,000
   Market Fund                 from federal, New York State   0.200% next $500 million
                               and New York City income       0.175% next $1 billion
                               taxes to the extent            0.160% next $1 billion
                               consistent with stability of   0.150% thereafter(2)**
                               capital.
 Tax-Exempt California Money   Maximum current income exempt  0.220% to $500 million    $  117,432,000
   Market Fund                 from federal and California    0.200% next $500 million
                               income taxes to the extent     0.175% next $1 billion
                               consistent with stability of   0.160% next $1 billion
                               capital.                       0.150% thereafter


------------------------------

  (+) The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.



  * Net asset information is not available for Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998.


 ** Subject to waivers and/or reimbursements.

  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

  (2) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

  (3) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

  (4) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

                                                                       EXHIBIT C

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                               CASH ACCOUNT TRUST
                             MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                              TAX-EXEMPT PORTFOLIO


CAT-MMP and CAT-GSP each may not:


          (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

          (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

          (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this sections will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

          (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (6) Write, purchase or sell puts, calls or combinations thereof.

          (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          (8) Invest for the purpose of exercising control or management of another issuer.

          (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

          (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          (12) Issue senior securities as defined in the Investment Company Act of 1940.

     Additionally, CAT-MMP may not:

          (13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

     CAT-TEP may not:

          (1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

          (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

          (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this sections will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

          (5) Make short sales of securities, or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase Municipal Securities subject to Standby Commitments in accordance with its investment objective and policies.

          (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          (8) Invest for the purpose of exercising control or management of another issuer.

          (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

          (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

          (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          (12) Issue senior securities as defined in the Investment Company Act of 1940.

                              CASH EQUIVALENT FUND

                             MONEY MARKET PORTFOLIO


                        GOVERNMENT SECURITIES PORTFOLIO


                              TAX-EXEMPT PORTFOLIO



     CEF-MMP and CEF-GSP each may not:


          (1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (3) Purchase, in the aggregate with all other Portfolios, more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

          (4) Invest more than 5% of the Portfolio's total assets in securities of issuers (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (5) Enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

          (6) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three business days, reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

          (8) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (9) Write, purchase or sell puts, calls or combinations thereof.

          (10) Concentrate more than 25% of the value of the Portfolio's assets in any one industry; provided, however, that the Portfolio reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances or U.S. Government securities in accordance with its investment objective and policies, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (11) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (12) Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933), and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (13) Invest for the purpose of exercising control or management of another issuer.

          (14) Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          (15) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          (16) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (17) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (18) Issue senior securities as defined in the Investment Company Act of 1940.

     CEF-TEP may not:

          (1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund, nor may it enter into a repurchase agreement if more than 10% of its assets would be subject to repurchase agreements maturing in more than seven days.

          (3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

          (4) Invest more than 5% of the Portfolio's total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.


          (5) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (6) Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge the Portfolio's securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Portfolio's net assets to secure borrowings. Reverse purchase agreements made by the Portfolio are permitted within the limitations of this paragraph. The Portfolio will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

          (7) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (8) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

          (9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (10) Invest more than 5% of the Portfolio's total assets in securities restricted as to disposition under the federal securities laws, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (11) Invest for the purpose of exercising control or management of another issuer.

          (12) Invest in commodities or commodity futures contracts or in real estate except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

          (13) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

          (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (15) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (16) Issue senior securities as defined in the Investment Company Act of 1940.

                              INVESTORS CASH TRUST

                        GOVERNMENT SECURITIES PORTFOLIO


                               TREASURY PORTFOLIO



     ICT-GSP and ICT-TP each may not:


          (1) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (2) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes and will not purchase securities to make investments while borrowings are outstanding. (The Fund has no present intention of borrowing during the coming year.)

          (3) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Portfolio may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Portfolio ("Master/ Feeder Exception").

          (4) Issue senior securities as defined in the Investment Company Act of 1940.

          (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (6) Write, purchase or sell puts, calls or combinations thereof.

          (7) Concentrate more than 25% of the value of the Portfolio's assets in any one industry; provided, however, that the Portfolio reserves freedom of action to invest up to 100% of its assets in U.S. Government securities in accordance with its investment objective and policies.

          (8) Invest in commodities or commodity futures contracts.

     ICT-GSP may not:

          (1) Purchase any securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements of such obligations, and except for the Master/Feeder Exception defined above.

     ICT-TP may not:

          (1) Purchase any securities other than obligations issued by the U.S. Government and repurchase agreements of such obligations, and except for the Master/Feeder Exception defined above.

                         INVESTORS MUNICIPAL CASH FUND


                     INVESTORS FLORIDA MUNICIPAL CASH FUND


                     INVESTORS MICHIGAN MUNICIPAL CASH FUND


                    INVESTORS NEW JERSEY MUNICIPAL CASH FUND


                   INVESTORS PENNSYLVANIA MUNICIPAL CASH FUND


                     TAX-EXEMPT NEW YORK MONEY MARKET FUND


     TNYMF may not, as a fundamental policy:

          (1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

          (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

          (5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (6) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

          (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (8) Invest for the purpose of exercising control or management of another issuer.

          (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

          (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers that invest in or sponsor such programs or leases.

          (11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (12) Issue senior securities as defined in the 1940 Act.

     IFLCF, IMMCF, INJCF and IPACF each may not, as a fundamental policy:

          (1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

          (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

          (5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (6) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

          (7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (8) Issue senior securities as defined in the 1940 Act.

                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND


     TECMF may not:

          (1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

          (4) Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (5) Invest more than 5% of the Fund's total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

          (6) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

          (7) Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge the Fund's securities or receivable or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings.

     Reverse repurchase agreements made by the Portfolio are permitted within the limitations of this paragraph. The Fund will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

          (8) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

          (9) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

          (10) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (11) Invest for the purpose of exercising control or management of another issuer.

          (12) Invest in commodities or commodity futures contracts or in real estate except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate.

          (13) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

          (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (15) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

          (16) Issue senior securities as defined in the Investment Company Act of 1940.

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

                                                                      APPENDIX 1

                            KEMPER TRUSTS and Series

                           CASH ACCOUNT TRUST ("CAT")
                       Money Market Portfolio ("CAT-MMP")
                  Government Securities Portfolio ("CAT-GSP")
                        Tax-Exempt Portfolio ("CAT-TEP")

                          CASH EQUIVALENT FUND ("CEF")
                       Money Market Portfolio ("CEF-MMP")
                  Government Securities Portfolio ("CEF-GSP")
                        Tax-Exempt Portfolio ("CEF-TEP")

                          INVESTORS CASH TRUST ("ICT")
                  Government Securities Portfolio ("ICT-GSP")
                         Treasury Portfolio ("ICT-TP")

                     INVESTORS MUNICIPAL CASH FUND ("IMCF")
                Investors Florida Municipal Cash Fund ("IFLCF")
                Investors Michigan Municipal Cash Fund ("IMMCF")
               Investors New Jersey Municipal Cash Fund ("INJCF")
              Investors Pennsylvania Municipal Cash Fund ("IPACF")
                Tax-Exempt New York Money Market Fund ("TNYMF")

               TAX-EXEMPT CALIFORNIA MONEY MARKET FUND ("TECMF")

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

                                                                      APPENDIX 2

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on September 22, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                                         NUMBER OF SHARES
                                                            OUTSTANDING
                         FUND                           AS OF JUNE 30, 1998
                         ----                           -------------------
Government Securities Portfolio (CAT)                      631,686,638.500
Government Securities Portfolio (CEF)                      380,083,430.080
Government Securities Portfolio (ICT)                      316,813,800.430
Investors Florida Municipal Cash Fund                        5,850,591.310
Investors Michigan Municipal Cash Fund                      32,715,511.680
Investors New Jersey Municipal Cash Fund                     5,935,953.480
Investors Pennsylvania Municipal Cash Fund                   3,100,838.720
Money Market Portfolio (CAT)                             1,629,841,792.840
Money Market Portfolio (CEF)                               838,687,575.800
Tax-Exempt California Money Market Fund                    149,598,481.160
Tax-Exempt New York Money Market Fund                       97,287,352.680
Tax-Exempt Portfolio (CAT)                                 297,551,022.060
Tax-Exempt Portfolio (CEF)                                 350,947,294.990
Treasury Portfolio                                          60,646,233.700

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

                                                                      APPENDIX 3

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     As of June 30, 1998, 259,192,905 shares in the aggregate, 15.86% of the outstanding shares of CAT-MMP were held in the name of Roney & Co., CAT Money Market Portfolio, Omnibus Account #1, Attn: Sharon Paul, 5th Floor, 1 Griswood, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 368,223,561 shares in the aggregate, 58.47% of the outstanding shares of CAT-GSP were held in the name of Roney & Co., CAT Government Securities Portfolio, Omnibus Account #1, Attn: Sharon Paul, 5th Floor, 1 Griswood, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 39,189,562 shares in the aggregate, 6.22% of the outstanding shares of CAT-GSP were held in the name of May Financial Corp, Special Account for the Exclusive, Benefit of May Financial Customers, Suite 400 LB-82, 8333 Douglas Ave., Dallas, TX 75225, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 79,715,038 shares in the aggregate, 26.49% of the outstanding shares of CAT-TEP were held in the name of Roney & Co., CAT Tax-Exempt Portfolio, Omnibus Account #1, Attn: Sharon Paul, 5th Floor, 1 Griswold, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 95,435,391 shares in the aggregate, 11.55% of the outstanding shares of CEF-MMP (A Shares) were held in the name of Chicago Corporation, Omnibus Account, Attn: Rich Schubert, 208 S. Lasalle St., Chicago, IL 60604, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 318,237,458 shares in the aggregate, 38.51% of the outstanding shares of CEF-MMP (A Shares) were held in the name of Special Custody Account for , the Exclusive Benefit of customers of Hilliard Lyons, 5th Fl., 4th Ave & Muhammed ALI Blvd., Lousville, KY 40202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 221,792,780 shares in the aggregate, 26.84% of the outstanding shares of CEF-MMP (A Shares) were held in the name of D A Davidson & Co., Money Market Omnibus Acct #1, Attn: Beth Ann Thelen, P.O. Box 5015, Great Falls, MT 59403, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 101,041,000 shares in the aggregate, 28.96% of the outstanding shares of CEF-TEP (A Shares) were held in the name of Special Custody Account for The Exclusive Benefit of Customers of Hilliard Lyons, 5th Floor, 4th Ave. & Muhammad Ali Blvd., Louisville, KY 40202, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 16,907,757 shares in the aggregate, 5.50% of the outstanding shares of ICT-GSP (A Shares) were held in the name of Pecos County-Gas Reserve, Barry McCallister Co Treas, 103 W. Callaghan, Fort Stockton, TX 79735, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 15,469,450 shares in the aggregate, 5.03% of the outstanding shares of ICT-GSP (A Shares) were held in the name of Spring Branch ISD, Food Service Account, Attn: Elizabeth Bouldin, PO Box 19432, Houston, TX 77224, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 41,978,929 shares in the aggregate, 13.66% of the outstanding shares of ICT-GSP (A Shares) were held in the name of Asset Preservation, Inc., Dividend Account, 8700 Auburn-Folsom Road, Suite 600, Granite Bay, CA 95746, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 6,910,956 shares in the aggregate, 11.79% of the outstanding shares of ICT-TP (A Shares) were held in the name of Upper Gwynedd TWP, Capital Contributions, Dennis P. Alig, 2225 Kriebel Road, Lansdale, PA 19446, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 13,663,840 shares in the aggregate, 23.32% of the outstanding shares of ICT-TP (A Shares) were held in the name of First of America-Michigan, Trust Operations Division, Attn: Mutual Funds, P.O. Box 4042, Kalamazoo, MI 49003, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 3,778,421 shares in the aggregate, 6.44% of the outstanding shares of ICT-TP (A Shares) were held in the name of Walker County, Disbursement Account, Attn: Barbara McGilberry, 1100 University Ave., Room 203, Huntsville, TX 77340, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 8,635,999 shares in the aggregate, 14.74% of the outstanding shares of ICT-TP (A Shares) were held in the name of Angelina County General Fund, Attn: Jo Ann Denby, PO Box 908, Lufkin, TX 75902, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 5,590,119 shares in the aggregate, 9.54% of the outstanding shares of ICT-TP (A Shares) were held in the name of Erath County, Workers Compensation, Attn: Donna Kelly, Erath County Courthouse, 100 Graham, Stephenville, TX 76401, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,995,898 shares in the aggregate, 6.82% of the outstanding shares of ICT-TP (A Shares) were held in the name of Lamb County General Fund, Attn: Janice Wells, 100 6th Street, Room 102, Littlefield, TX 79339, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 32,610,775.67 shares in the aggregate, 99.69% of the outstanding shares of IMMCF (A Shares) were held in the name of Roney & Co., IMMCF Money Market Omnibus Account, Attn: Sharon Paul, 1 Griswold, Detroit, MI 48226, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1998, 1,837,161 shares in the aggregate, 59.61% of the outstanding shares of IPACF (A Shares) were held in the name of Zurich Kemper Distributors Inc., Attn: Elizabeth Skalany Corp Account 31st Floor, 222 S. Riverside Place, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 45,210,046 shares in the aggregate, 44.75% of the outstanding shares of TNYMF (A Shares) were held in the name of National Investor Services Corp., For the Executive Benefit of our customers, 55 Water Street, New York, NY 10041, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 18,152,608 shares in the aggregate, 17.97% of the outstanding shares of TNYMF (A Shares) were held in the name of J. B. Hanauer & Company, Omnibus Account-TENYMMF, Attn: Pauline Clarke, Gatehall Corporate Center, 4 Gatehall Drive, Parsippany, NJ 07054, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 12,047,281 shares in the aggregate, 11.92% of the outstanding shares of TNYMF (A Shares) were held in the name of Southwest Securities Inc., Omnibus Account, Attn: Cashiering Dept., 1201 Elm Street, Suite 4300, Dallas, TX 75270 who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

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


                                                                      APPENDIX 4



                         FUND SHARES OWNED BY TRUSTEES



                                                                                                    TRUSTEES AND
                                                                                                    OFFICERS AS A
FUND(1)       BELIN   BURNHAM   DUNAWAY   HOFFMAN   JONES   PIERCE   PETERSON   SOMMERS   VILLANI       GROUP
-------       -----   -------   -------   -------   -----   ------   --------   -------   -------   -------------
CAT
 MMP                     0       1,012       0        0       0         0        1,299       0          2,311
 GSP              0      0           0       0        0       0         0            0       0
 TEP          1,193      0           0       0        0       0         0            0       0          1,193



                                                                                                              TRUSTEES AND
                                                                                                              OFFICERS AS A
FUND(1)       BELIN    BURNHAM   CASADY   DUNAWAY   HOFFMAN   JONES   PIERCE   PETERSON   SOMMERS   VILLANI       GROUP
-------       ------   -------   ------   -------   -------   -----   ------   --------   -------   -------   -------------
CEF
 MMP           3,531      0        0       3,087       0        0       0             0        0       0          6,618
 GSP               0      0        0           0       0        0       0             0        0       0              0
 TEP          14,325      0        0           0       0        0       0             0        0       0         14,325
TECMF              0      0        0           0       0        0       0             0        0       0              0
ICT
 GSP               0      0        0           0       0        0       0             0        0       0              0
 TP                0      0        0           0       0        0       0             0        0       0              0
IMCF
 IFLCF             0      0        0           0       0        0       0             0        0       0              0
 INJCF             0      0        0           0       0        0       0             0        0       0              0
 IPACF             0      0        0           0       0        0       0             0        0       0              0
 TNYMF             0      0        0           0       0        0       0             0    1,185       0          1,185
 IMICF             0      0        0           0       0        0       0             0        0       0              0



(1) Set forth below is the number of shares of each Fund owned beneficially by each Trustee as of June 30, 1998. Also shown is the number of shares owned beneficially by the Trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each Trust or any series thereof.

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

                                                                      APPENDIX 5

                   FUND MANAGEMENT FEE RATES, NET ASSETS AND
                           AGGREGATE MANAGEMENT FEES


                                                                                              AGGREGATE
                                                                       MANAGEMENT            MANAGEMENT
            FUND               FISCAL YEAR     NET ASSETS               FEE RATE+            FEE PAID++
            ----               -----------     ----------              ----------            ----------
Government Securities           4/30/98      $  804,565,000   0.22 of 1% of the first $500   $ 1,020,000
 Portfolio (CAT)                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(1)
Government Securities           7/31/98      $  391,861,000   0.22 of 1% of the first $500   $   834,000
 Portfolio (CEF)                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(3)
Government Securities           3/31/98      $  312,194,000   0.15 of 1% of average daily    $   124,000*
 Portfolio (ICT)                                              net assets(4)
Investors Florida Municipal     3/31/98      $    7,611,000   0.22 of 1% of the first $500   $     5,000
 Cash Fund                                                    million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(2)
Investors Michigan Municipal    N/A                     N/A   0.22 of 1% of the first $500           N/A
 Cash Fund**                                                  million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(2)
Investors New Jersey            3/31/98      $    4,665,000   0.22 of 1% of the first $500   $         0
 Municipal Cash Fund                                          million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(2)
Investors Pennsylvania          3/31/98      $    3,195,000   0.22 of 1% of the first $500   $         0
 Municipal Cash Fund                                          million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(2)
Money Market Portfolio (CAT)    4/30/98      $1,995,057,000   0.22 of 1% of the first $500   $ 1,210,000*
                                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(1)
Money Market Portfolio (CEF)    7/31/98      $  851,592,000   0.22 of 1% of the first $500   $ 1,868,000
                                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(3)

                                                                                              AGGREGATE
                                                                       MANAGEMENT            MANAGEMENT
            FUND               FISCAL YEAR     NET ASSETS               FEE RATE+            FEE PAID++
            ----               -----------     ----------              ----------            ----------
Tax-Exempt California Money     9/30/97      $  117,432,000   0.22 of 1% of the first $500   $   127,000
 Market Fund                                                  million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter
Tax-Exempt New York Money       3/31/98      $  104,198,000   0.22 of 1% of the first $500   $    32,000*
 Market Fund                                                  million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter(2)
Tax-Exempt Portfolio (CAT)      4/30/98      $  368,141,000   0.22 of 1% of the first $500   $   530,000*
                                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter
Tax-Exempt Portfolio (CEF)      7/31/98      $  333,427,000   0.22 of 1% of the first $500   $   945,000
                                                              million of average daily net
                                                              assets; 0.20 of 1% of the
                                                              next $500 million; 0.175 of
                                                              1% of the next $1 billion;
                                                              0.16 of 1% of the next $1
                                                              billion; 0.15 of 1%
                                                              thereafter
Treasury Portfolio (ICT)        3/31/98      $   74,290,000   0.15 of 1% of average daily    $    12,000*
                                                              net assets(4)


------------------------------

   + The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.


 ++ Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder Kemper Investments, Inc.

   * After waiver and/or expense limitations.


  ** Fee and net asset information is not available for Investors Michigan
     Municipal Cash Fund, which commenced operations on April 6, 1998.



   (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.



   (2) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market series of Investors Municipal Cash Fund.



   (3) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.



   (4) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

                                                                      APPENDIX 6

                               DATES RELATING TO

                        INVESTMENT MANAGEMENT AGREEMENTS


                                                                                           TERMINATION
                                                              FORMER                          DATE
                                                            INVESTMENT          NEW          (UNLESS
                                               DATE OF      MANAGEMENT      INVESTMENT     CONTINUED)
                                                FORMER       AGREEMENT      MANAGEMENT       FOR NEW
                               COMMENCEMENT   INVESTMENT       LAST          AGREEMENT     INVESTMENT
                                    OF        MANAGEMENT    APPROVED BY    LAST APPROVED   MANAGEMENT
            FUND                OPERATIONS    AGREEMENT    SHAREHOLDERS     BY TRUSTEES     AGREEMENT
            ----               ------------   ----------   -------------   -------------   -----------
Government Securities             12/3/90      12/31/97       12/3/97         9/18/98        9/30/99
  Portfolio (CAT)
Government Securities             3/16/79      12/31/97       12/3/97         9/18/98        9/30/99
  Portfolio (CEF)
Government Securities             9/27/90      12/31/97       12/3/97         9/18/98        9/30/99
  Portfolio (ICT)
Investors Florida Municipal       5/21/97      12/31/97       12/3/97         9/18/98        9/30/99
  Cash Fund
Investors Michigan Municipal       4/6/98        4/6/98        3/2/98         9/18/98        9/30/99
  Cash Fund
Investors New Jersey              5/21/97      12/31/97       12/3/97         9/18/98        9/30/99
  Municipal Cash Fund
Investors Pennsylvania            5/21/97      12/31/97       12/3/97         9/18/98        9/30/99
  Municipal Cash Fund
Money Market Portfolio (CAT)      12/3/90      12/31/97       12/3/97         9/18/98        9/30/99
Money Market Portfolio (CEF)      3/16/79      12/31/97       12/3/97         9/18/98        9/30/99
Tax-Exempt California Money        6/2/87      12/31/97       12/3/97         9/18/98        9/30/99
  Market Fund
Tax-Exempt New York Money        12/13/90      12/31/97       12/3/97         9/18/98        9/30/99
  Market Fund
Tax-Exempt Portfolio (CAT)        12/3/90      12/31/97       12/3/97         9/18/98        9/30/99
Tax-Exempt Portfolio (CEF)         7/9/82*     12/31/97       12/3/97         9/18/98        9/30/99
Treasury Portfolio               12/17/91      12/31/97       12/3/97         9/18/98        9/30/99

------------------------------
* As successor to Tax-Exempt Money Market Fund.

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

                                                                      APPENDIX 7

                        TRUSTEES AND OFFICERS ASSOCIATED
                              WITH SCUDDER KEMPER


          NAME                   POSITION WITH TRUSTS                  ASSOCIATION WITH SCUDDER KEMPER
          ----                   --------------------                  -------------------------------
Daniel Pierce             Chairman of the Board and Trustee                   Managing Director
Mark S. Casady            Trustee and President                               Managing Director
Philip J. Collora         Vice President and Secretary                      Senior Vice President
Thomas W. Littauer        Vice President                                      Managing Director
Ann M. McCreary           Vice President                                      Managing Director
Robert C. Peck, Jr.       Vice President                                      Managing Director
Kathryn L. Quirk          Vice President                                      Managing Director
Frank J. Rachwalski, Jr.  Vice President                                      Managing Director
John W. Stuebe            Vice President of CAT and CEF only                   Vice President
Linda J. Wondrack         Vice President                                    Senior Vice President
John R. Hebble            Treasurer                                         Senior Vice President
Brenda Lyons              Assistant Treasurer                               Senior Vice President
Caroline Pearson          Assistant Secretary                               Senior Vice President
Maureen E. Kane           Assistant Secretary                                  Vice President
Elizabeth C. Werth        Assistant Secretary                                  Vice President

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                      APPENDIX 8


                          FEES PAID TO KSC AND KDI(+)



                                                                     AGGREGATE
                                                                    FEE PAID TO
                                                                        KSC         AGGREGATE FEE     AGGREGATE
                                                                    (REMITTED BY     PAID TO KDI     FEE PAID TO
                                                          FISCAL    IFTC, WHERE    (ADMINISTRATIVE   KDI (12B-1
                          FUND                             YEAR     APPLICABLE)         FEES)           FEES)
                          ----                            -------   ------------   ---------------   -----------
Government Securities Portfolio (CAT)                     4/30/98    $1,807,000            N/A       $4,158,000
Government Securities Portfolio (CEF)                     7/31/98    $  732,000            N/A       $1,577,000
Government Securities Portfolio (ICT)                     3/31/98    $   25,000       $228,000              N/A
Investors Florida Municipal Cash Fund                     3/31/98    $    3,000            N/A       $   21,000
Investors New Jersey Municipal Cash Fund                  3/31/98    $    1,000            N/A       $   18,000
Investors Pennsylvania Municipal Cash Fund                3/31/98    $    2,000            N/A       $   12,000
Money Market Portfolio (CAT)                              4/30/98    $2,619,000            N/A       $7,193,000
Money Market Portfolio (CEF)                              7/31/98    $2,020,000            N/A       $3,500,000
Tax-Exempt California Money Market Fund                   9/30/97    $   21,000            N/A              N/A
Tax-Exempt New York Money Market Fund                     3/31/98    $   88,000            N/A       $  411,000
Tax-Exempt Portfolio (CAT)                                4/30/98    $  504,000            N/A       $1,678,000
Tax-Exempt Portfolio (CEF)                                7/31/98    $  196,000            N/A       $1,416,000
Treasury Portfolio                                        3/31/98    $    1,000       $ 60,000              N/A


------------------------------

+ This information is not available for Investors Michigan Municipal Cash Fund which commenced operations on April 6, 1998.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Thank you


                                   for mailing your proxy card promptly!


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               We appreciate your


                             continuing support and


                            look forward to serving

                         your future investment needs.

KEMPER FUNDS

--------------------------------------------------------------------------------


CASH ACCOUNT TRUST



c Money Market Portfolio


c Government Securities Portfolio


c Tax Exempt Portfolio



CASH EQUIVALENT FUND



c Money Market Portfolio


c Government Securities Portfolio


c Tax Exempt Portfolio



TAX-EXEMPT CALIFORNIA MONEY MARKET FUND



INVESTORS CASH TRUST



c Government Securities Portfolio


c Treasury Portfolio



INVESTORS MUNICIPAL CASH FUND



c Investors Florida Municipal Cash Fund


c Investors Michigan Municipal Cash Fund


c Investors New Jersey Municipal Cash Fund


c Investors Pennsylvania Municipal Cash Fund


c Tax Exempt New York Money Market Fund



                                                                            KPWF



                                                (LOGO)Printed on recycled paper.

[KEMPER FUNDS LOGO]



                             PLEASE VOTE PROMPTLY!



   Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.



   You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.


                                 [NAME OF FUND]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND
              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 17, 1998


   The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Thursday, December 17, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof.


   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.


   The Board members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper Investments, Inc. or Zurich Insurance Company, recommend that you vote FOR each item.



1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


2. To modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters.


      [ ] FOR ALL EXCEPT AS MARKED BELOW   [ ] AGAINST ALL   [ ] ABSTAIN ALL




2.0   Investment objectives     [ ]  2.9   Lending                            [ ]  2.17  Investment in mineral
                                                                                         exploration                       [ ]


2.1   Investment policies       [ ]  2.10  Margin purchases and short              2.18  Investment in issuers with
                                           sales                              [ ]        short


2.2   Diversification           [ ]  2.11  Purchase of securities of                     histories                         [ ]
                                           related                            [ ]


2.3   Borrowing                 [ ]        issuers                            [ ]  2.19  Investment in other investment


2.4   Senior securities         [ ]  2.12  Pledging of assets                 [ ]        companies                         [ ]


2.5   Concentration             [ ]  2.13  Restricted and illiquid                 2.20  Investment in non-U.S.
                                           securities                         [ ]        Government


2.6   Underwriting of           [ ]  2.14  Purchases of securities            [ ]        securities
      securities


2.7   Investment in real        [ ]  2.15  Purchases of puts and calls        [ ]  2.21  Investment other than in
      estate                                                                             accordance


2.8   Purchase of               [ ]  2.16  Investment for the purpose of                 with objectives and policies      [ ]
      commodities


                                           exercising control or                   2.22  Investment in municipal
                                           management                         [ ]        securities                        [ ]


The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                             Dated



                         ------------------------------------------------------,
                                             1998


                                             Please sign exactly as your name or
                                             names appear. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title as such.

                                             -----------------------------------

                                                        Signature(s)